k

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2026

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street
Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 828-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DXLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

As previously disclosed, on December 11, 2025, Destination XL Group, Inc., a Delaware corporation (“DXL”), Divine Merger Sub I, Inc., a Delaware corporation and wholly owned direct subsidiary of DXL (“Merger Sub”), and FBB Holdings I, Inc., a Delaware corporation (“FBB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). On August 19, 2026, DXL, Merger Sub and FBB entered into Amendment to the Agreement and Plan of Merger (the “Merger Agreement Amendment”), which amends the Merger Agreement to extend the end date from September 11, 2026 to October 30, 2026. Other than as expressly modified pursuant to the Merger Agreement Amendment, the Merger Agreement remains in full force and effect as originally executed on December 11, 2025.

The foregoing description of the Merger Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement Amendment, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Important Information about the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger (the “Merger”) between DXL and FBB. In connection with the Merger, DXL has filed a preliminary proxy statement and intends to file a definitive proxy statement (the “Proxy Statement”), which will be distributed to the stockholders of DXL in connection with their votes on the issuance of DXL Common Stock in the Merger. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain these documents, and any other documents DXL has filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing DXL’s website at investor.dxl.com. In addition, documents filed with the SEC by DXL will be available free of charge by writing to DXL at 555 Turnpike Street, Canton, Massachusetts 02021, Attention: Corporate Secretary.

Participants in the Solicitation

DXL and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the Merger. Information about DXL’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in DXL’s Annual Report on Form 10-K/A, which was filed with the SEC on May 26, 2026, including under the headings “Director Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” and “Security Ownership of Management,” and in the Proxy Statement, which was filed with the SEC on July 17, 2026, including under the headings “Merger—Interests of DXL’s Directors and Executive Officers in the Merger,” “DXL’s Executive Compensation,” “Executive Officers and Directors Following the Merger” and “Principal Stockholders of DXL.” To the extent holdings of DXL Common Stock by the directors and executive officers of DXL have changed from the amounts of DXL Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed with the SEC, including the Form 4s filed by each of the non-executive directors on August 6, 2025, the Form 4s filed by each of the executive officers on September 3, 2025, the Form 4s filed by each of the non-executive directors on November 5, 2025, the Form 4s filed by each of the non-executive directors on February 4, 2026, the Form 4s filed by each of the executive officers on April 3, 2026, the Form 4s filed by each of the non-executive directors on May 6, 2026, Form 4s filed by each of the non-executive directors on August 5, 2026, Form 4s filed by executive officer and non-employee director on August 14, 2026.

FBB and its chief executive officer may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the Merger. Information about FBB and its chief executive officer can be found in the Form 8-K filed by DXL with the SEC on December 11, 2025 and in the Proxy Statement filed by DXL with the SEC on July 17, 2026, including under the heading “Executive Officers and Directors Following the Merger.”

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement regarding the Merger. Free copies of this document may be obtained as described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Amendment to Agreement and Plan of Merger, dated August 19, 2026, by and among Destination XL Group, Inc., Divine Merger Sub I, Inc., and FBB Holdings I, Inc.
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Destination XL Group, Inc.

Date:	August 19, 2026	By:	/s/ Robert S. Molloy
Robert S. Molloy General Counsel and Secretary